Exhibit 99.5


                      FIRST MODIFICATION TO LOAN AGREEMENT
                             AND OPERATING AGREEMENT

                  FIRST MODIFICATION TO LOAN AGREEMENT AND OPERATING AGREEMENT (this "Modification") dated as of the 27 day of February, 2009 by and between PRESIDENTIAL REALTY CORPORATION, a Delaware corporation with offices at 180 South Broadway, White Plains, New York 10605 (the "Lender") and LIGHTSTONE MEMBER II LLC, a Delaware limited liability company with offices at c/o The Lightstone Group LLC, 326 Third Street, Lakewood, New Jersey 08701 (the "Borrower").

                              W I T N E S S E T H:

                  WHEREAS, the Lender and the Borrower entered into a certain Loan Agreement (the "Loan Agreement") dated as of December 23, 2004 pursuant to which the Lender agreed to loan the Borrower the sum of $7,500,000.00 subject to and in accordance with the terms of the Loan Agreement (the "Original Loan");

                  WHEREAS, the Lender heretofore made an additional loan to the Borrower in the amount of $335,000.00 (the "Additional Loan");

                  WHEREAS, the Lender and the Borrower desire to modify the Loan Agreement, among other things, to reflect an increase in the Original Loan by the amount of the Additional Loan; and

                  WHEREAS, the Lender and the Borrower also desire to amend the Loan Agreement and the Operating Agreement (as hereinafter defined) in accordance with that certain Settlement Agreement of even date herewith by and between the Lender, the Borrower and certain other parties (the "Settlement Agreement").

                  NOW, THEREFORE, in consideration of the premises, and for Ten ($10.00) Dollars and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the Lender and the Borrower agree that the Loan Agreement is hereby amended, modified and supplemented as follows:

                  1. Incorporation of Whereas Clauses; Defined Terms. The Whereas clauses above stated are incorporated herein by this reference. All words, terms or phrases used herein and defined in the Loan Agreement and/or the other Loan Documents (as defined in the Loan Agreement) shall have the meanings herein that are ascribed to them in the Loan Agreement and/or the other Loan Documents unless herein otherwise expressly specified.

                  2. Increase in Amount of Loan. The amount of the Loan as heretofore reflected in the Loan Agreement and the other Loan Documents, to wit, the sum of $7,500,000.00, is, effective as of June 23, 2006 (the "Additional Loan Date"), increased by the sum of $335,000.00 to $7,835,000.00. The Borrower hereby acknowledges receipt of the Additional Loan as of the Additional Loan Date. From and after the Additional Loan Date, references in the Loan Agreement and the other Loan Documents to the "Loan" shall mean and refer to a loan from the Lender to the Borrower in the original principal amount of $7,835,000.00. No portion of the principal amount of the Loan has been repaid and there remains, as of this date, $7,835,000.00 in principal due and owing in respect hereof.

                  3. Definition of Capital Proceeds; Application of Capital Proceeds from Sale or Refinancing of Properties. The definition of "Capital Proceeds" as set forth in the Loan Agreement is modified by excluding from clause "(B)(ii)" thereof sums due and owing under the Loan (as defined in this Modification). Further, notwithstanding anything to the contrary set forth in the Loan Agreement including, without limitation, Section 4.3(a) thereof, the other Loan Documents and/or that certain Second Amended and Restated Operating Agreement of the Borrower dated as of January 8, 2008 (the "Operating Agreement"), the parties agree that all Capital Proceeds (as defined in the Operating Agreement) resulting from the sale or refinancing of the Properties (as defined in the Operating Agreement), and all proceeds arising from a liquidation or dissolution of the Borrower, regardless of when any such transactions may occur (collectively, "Sale Proceeds"), shall be disposed of first, to the Lender, in satisfaction of any accrued and unpaid interest on the Loan and then on a cumulative basis as follows:

                   (i) to the Lender, to the extent of $2,000,000.00, in reduction of the outstanding principal balance due and owing in respect of the Loan;

                   (ii) then, to Liberty Gardens Associates, L.L.C. ("Liberty"), to the extent of $1,000,000.00, as a Distribution under the Operating Agreement;

                   (iii) then, to the Lender, to the extent of $1,000,000.00, in reduction of the outstanding principal balance due and owing in respect of the Loan;

                   (iv) then: (1) to the Lender, to the extent of one-half (1/2) of the remaining amount of such Sale Proceeds, first in reduction of the outstanding principal balance due and owing in respect of the Loan and, thereafter, as a Distribution under the Operating Agreement to the Lender, in its capacity as a Member of the Borrower; and (2) to Liberty, to the extent of one-half (1/2) of the remaining amount of such Sale Proceeds, as a Distribution under the Operating Agreement; it being understood and agreed that the provisions of this Section 3 are intended to modify and amend the provisions of the Operating Agreement including, without limitation, Sections 4.1.2 and 4.4 thereof to the extent inconsistent with the provisions of this Section 3.

Notwithstanding anything to the contrary herein set forth, if at the time when Sale Proceeds are to be paid to Liberty pursuant to the provisions of this
Section 3 an Event of Default has occurred and is continuing and there remains unpaid in respect of the Loan any Indebtedness, all such Sale Proceeds shall instead be paid to the Lender up to the outstanding amount of the Indebtedness who shall apply the same to the Indebtedness in such manner as the Lender determines in its sole discretion and any remaining amount shall be applied in accordance with Section 3(iv) above.

                  4. Exercise of Remedies/Curtailment of Interest. (a) Section 10.1(a) of the Loan Agreement, as heretofore in effect, is hereby deleted in its entirety and the following shall be and be deemed to be inserted in lieu thereof:

                  "Lender may declare the Principal, Interest and any other Indebtedness outstanding under the Note and the other Loan Documents to be immediately due and payable; provided, however, that until either the maturity (as the same may be extended by the holder of the First Mortgage or any other mortgage resulting from a Refinancing Event) or acceleration of the indebtedness secured by the First Mortgage or any other mortgage resulting from a Refinancing Event, and whether or not the holder of the First Mortgage or such other mortgage shall have taken any other action with regard thereto, then Lender shall not take action to enforce Lender's rights under the Pledge Agreement against the Pledged Collateral thereby. However, upon either the maturity (as the same may be extended by the holder of the First Mortgage or any other mortgage resulting from a Refinancing Event) or acceleration of the indebtedness secured by the First Mortgage or any other mortgage resulting from a Refinancing Event, whether or not the holder of the First Mortgage or such other mortgage shall have commenced foreclosure proceedings, the Lender shall be entitled to immediately enforce all of its rights and remedies under the Loan Agreement and the other Loan Documents."

                  (b) Notwithstanding anything to the contrary set forth in the Loan Agreement and the other Loan Documents, in the event the Borrower is unable to make any payment of Interest as and when due under the Loan Agreement because the holder of the First Mortgage or any other mortgage resulting from a Refinancing Event has curtailed the Borrower's Cash Flow (as defined in the Operating Agreement) such that the Borrower has insufficient Cash Flow to make such Interest payment, such Interest payment shall be deferred (without the additional interest or late fees set forth in Section 3.3 of the Loan Agreement) until such time as the holder of the First Mortgage or such other mortgage shall make the curtailed monies available to the Borrower or Borrower otherwise has sufficient Proceeds (as defined in the Operating Agreement) in its possession or under its control to pay such deferred Interest.

                  (c) The Operating Agreement is hereby further amended to delete therefrom Section 3.2. Based thereon, no Member shall hereafter be required to make what was defined in said Section 3.2 as "Additional Capital Contributions."

                  5. Miscellaneous.

                  (a) Reaffirmation of Loan Agreement and Loan Documents. Except as set forth in this Modification, the parties hereby re-affirm, ratify and confirm the Loan Agreement and all of the other Loan Documents in all respects. The definition of Loan Documents is deemed to include, in addition to and not in limitation of the documents described in such definition as set forth in the Loan Agreement, as amended hereby, the $500,000 Lightstone II - IATG Pledge (Lichtenstein), the $500,000 Lightstone II - IATG Pledge (IATG Manager) and the IATG Environmental Indemnity Agreement (as each such term is defined in a certain Settlement Agreement dated as of the date hereof by and between the Lender, the Borrower and other parties. To the extent not prohibited by law, the Borrower hereby expressly waives any claims, defenses, counterclaims or other causes of action it may now have: (i) as against the Lender, its officers, directors, employees, agents, successors and assigns; or (ii) that would impede, impair or prevent enforcement of the Loan Agreement or any one or more of the other Loan Documents in accordance with their respective terms, in each case as amended hereby.

                  (b) Estoppel. The individual signing this Modification on behalf of the Borrower represents and warrants to and for the benefit of the Lender that, as of the date hereof: (i) the representations and warranties contained in the Loan Agreement and the other Loan Documents are true, correct and complete in all material respects; (ii) no Event of Default has occurred nor has there occurred any event that, with the giving of notice or the passage of time, or both, might become an Event of Default, provided, however, that interest accruing under the Loan, commencing as of January 1, 2009, is unpaid;
(iii) he or she is aware of no circumstances that would reasonably be expected to result in any Event of Default; and (iv) all limited liability company action necessary to authorize the Borrower to enter into this Modification has been duly taken. The individual signing this Modification on behalf of the Lender represents and warrants to and for the benefit of the Borrower that all corporate action necessary to authorize the Lender to enter into this Modification has been duly taken.

                  (c) Counterparts. This Modification may be signed in counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

                  (d) Effectiveness of Modification. This Modification shall not be deemed effective for any purpose unless and until it or counterparts of it have been duly executed and delivered by all parties hereto.

                  (e) Miscellaneous. References in the Loan Agreement to the Loan Agreement, the Note, the Guaranty, the Environmental Indemnity Agreement, and/or the Security Instruments including, without limitation, the Pledge Agreement, the Omnibus Agreements, UCC-1 financing statements and/or the Loan Documents shall mean and include all such documents, instruments and agreements as heretofore, now or hereafter amended, modified, supplemented, restated, renewed and/or replaced from time to time. In furtherance of the foregoing, all references in the Loan Agreement to the Guaranty, including but not limited to
Section 14.9 thereof, shall mean and refer to the Lightstone II Restated Guaranty (as defined in the Settlement Agreement).

                  (f) Choice of Law. This Modification is to be governed by and construed in accordance with the laws of the State of New York (without regard to its principles of conflicts of laws).

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]



                  IN WITNESS WHEREOF, the Lender and the Borrower have caused this Modification to be executed by their duly authorized officers as of the date and year first above written.


                                             BORROWER:

                                             LIGHTSTONE MEMBER II LLC


                                             By: /s/ David Lichtenstein
                                                 --------------------------
                                                 Name:  David Lichtenstein
                                                 Title:  Managing Member


                                             LENDER:

                                             PRESIDENTIAL REALTY  CORPORATION


                                             By: /s/ Jeffrey F. Joseph
                                                 ------------------------
                                                 Name:  Jeffrey F. Joseph
                                                 Title:  President


CONFIRMED AND AGREED:

LIBERTY GARDENS ASSOCIATES, L.L.C.


By: /s/ David Lichtenstein
   -----------------------------
    Name:  David Lichtenstein
    Title:  Manager


With respect to the modification of the Loan:

SHAWNEE MALL LLC and
BRAZOS OUTLETS CENTER LLC


Both By: /s/ David Lichtenstein
        ----------------------------
         Name:  David Lichtenstein
         Title:  President